SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2001


                      THE EMPIRE DISTRICT ELECTRIC COMPANY
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               (Exact name of registrant as specified in charter)

                                     Kansas
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                 (State or other jurisdiction of incorporation)

               1-3368                                    44-0236370
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      (Commission File Number)              (IRS Employer Identification Number)


         602 Joplin Street, Joplin, Missouri                       64801
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      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (417) 625-5100
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5 Other Events

     Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on September 21, 2001 relating to Empire's rate increase for its Missouri electric customers, and also attached hereto as Exhibit 99.2 is the Report and Order from the Missouri Public Service Commission issued on September 20, 2001.








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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE EMPIRE DISTRICT ELECTRIC COMPANY



                                  By  /s/ D. W. Gibson
                                      ------------------------------------------
                                      Name:   D. W. Gibson
                                      Title:  Vice President - Finance

Dated:  September 21, 2001








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


                                  Exhibit Index


     Exhibit
      Number              Description

       99.1               Press Release, dated September 21, 2001.

       99.2 Cover correspondence and Report and Order from the Missouri Public Service
                          Commission, dated September 20, 2001.








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